EXHIBIT 10.3
                                                                  ------------

                        EXECUTIVE EMPLOYMENT DESCRIPTION
                        --------------------------------


MICHAEL T. ADAMS
----------------

The Company agreed to continue Mr. Adams' employment as Executive Vice President and Secretary. Mr. Adams' current salary is $80,000 per year. His salary will be increased to $100,000 on January 1, 2002. In connection with his continued employment, Mr. Adams is to receive, subject to satisfactory performance during the time periods described below, restricted common stock in accordance with the following schedule:

                             Period           Shares
                      --------------------    ------
                      10/01/01 to 12/31/01    30,000
                      01/01/02 to 03/31/02    30,000
                      04/01/02 to 06/30/02    30,000
                      07/01/02 to 09/30/02    30,000
                      10/01/02 to 12/31/02    30,000
                      01/01/03 to 03/31/03    30,000
                      04/01/03 to 06/30/03    30,000
                      07/01/03 to 09/30/03    30,000



























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